UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2013

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Intermec, Inc. (“we,” “our,” “Intermec” or the “Company”) is party to an Amended and Restated Credit Agreement dated as of January 14, 2011 (as amended through the date hereof, the “Credit Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo Bank”). The Credit Agreement includes covenants requiring that we meet certain minimum financial performance thresholds, including “Adjusted EBITDA” (defined in the Credit Agreement as earnings before interest, income taxes, depreciation and amortization, adjusted for certain customary, non-cash items) thresholds and debt-to-EBITDA ratios.

On February 14, 2013, we entered into a Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”) with Wells Fargo Bank, modifying certain financial covenants contained in the Credit Agreement. The Sixth Amendment modifies the financial covenant related to minimum Adjusted EBITDA, reducing such minimum for the trailing twelve month period ended with the fourth fiscal quarter of 2012 from $40 million to $35 million, and for the trailing twelve month periods ending with each fiscal quarter of 2013 from $45 million to $35 million. The minimum Adjusted EBITDA remains unchanged at $45 million for the trailing twelve month periods ending as of the end of each subsequent fiscal quarter. The Sixth Amendment also modifies the financial covenant related to the ratio of total debt to EBITDA, reducing such ratio from 2.50 to 2.00 for each fiscal quarter of 2013. The financial covenant related to the ratio of total debt to EBITDA remains unchanged at 2.50 for each subsequent fiscal quarter. Other than as contemplated by the Sixth Amendment, all other material terms and conditions of the Credit Agreement remain the same.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference. In addition:

•	a copy of the Credit Agreement is incorporated herein by reference as Exhibit 10.2,

•

a copy of the First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.3,

•

a copy of the Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.4,

•

a copy of the Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.5,

•

a copy of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.6, and

•

a copy of the Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.7.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Sixth Amendment to Amended and Restated Credit Agreement, executed on February 14, 2013, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2

Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on

Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated April 30, 2012 and incorporated herein by reference).

10.7	Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated October 31, 2012 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: February 20, 2013	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Intermec, Inc.

Exhibit Index

Exhibit Number	Description

10.1	Sixth Amendment to Amended and Restated Credit Agreement, executed on February 14, 2013, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated April 30, 2012 and incorporated herein by reference).

10.7

Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between

Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated October 31, 2012 and incorporated herein by reference).